Exhibit 99.2

INVESTOR PRESENTATION FEBRUARY 2019 Piper Jaffray and Weeden & Co. Combination Builds a Market-Leading Equities Business For more information, please contact Tim Carter, chief financial officer at 612 303-5607 or timothy.l.carter@pjc.com Securities brokerage and investment banking services are offered in the U.S. through Piper Jaffray & Co., member SIPC and FINRA; in Europe through Piper Jaffray Ltd., authorized and regulated by the U.K. Financial Conduct Authority; and in Hong Kong through Piper Jaffray Hong Kong Limited, authorized and regulated by the Securities and Futures Commission. Asset management products and services are offered through five separate investment advisory affiliatesU.S. Securities and Exchange Commission (SEC) registered Advisory Research, Inc., Piper Jaffray Investment Management LLC, PJC Capital Partners LLC and Piper Jaffray & Co., and Guernsey-based Parallel General Partners Limited, authorized and regulated by the Guernsey Financial Services Commission.

Cautionary Notice Regarding Forward-Looking Statements This announcement contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, the future prospects of the Company and our equities sales and trading business. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including the following: (1) the transaction described in this announcement is subject to regulatory approval and other closing conditions and may not close on the expected timing or at all; (2) the costs or difficulties relating to the combination of the businesses may be greater than expected and may adversely affect our results of operations and financial condition; (3) the expected benefits of the transaction, including realizable cost synergies for our equities sales and trading business, may take longer than anticipated to achieve and may not be achieved in their entirety or at all; (4) the success of the transaction is dependent on the ability of the Company to retain and hire key personnel and maintain relationships with our clients; (5) developments in market and economic conditions have in the past adversely affected, and may in the future adversely affect, the business and profitability of the Company generally and of its equities sales and trading business specifically; (6) other factors identified under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, and updated in our subsequent reports filed with the SEC. These reports are available at www.piperjaffray.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events. PIPER JAFFRAY INVESTOR RELATIONS |2

Combination builds a market-leading equities business Increase scale in equity sales & trading with access to a larger percentage of market wallet • Meaningful opportunity to increase market share as clients and sell-side firms consolidate around most relevant providers • Broad product capabilities with a leading research, trading and capital markets platform Combines Piper Jaffray’s premier research franchise with Weeden & Co.’s award-winning trading capabilities and products (algorithmic and program trading) Delivers significant strategic value to Piper Jaffray’s trading platform Deepens institutional relationships and expands institutional client base (adding approximately 350 incremental accounts) Capital-light, variable cost business with attractive margin fits Piper Jaffray’s corporate strategy PIPER JAFFRAY INVESTOR RELATIONS|3

Weeden & Co.

A highly recognized equities execution firm

Firm Profile

- 96-year-old firm with a strong culture, entrusted with trading since 1922
- Provides premier global trading solutions, specializing in best execution through the use of high-touch and program trading, proprietary algorithmic strategies and derivatives
- Has ranked No. 1 in multiple trading categories for 15 years according to the Greenwich Portfolio Trading Survey[1]
- 50+ sales trading and execution professionals (averaging 15 years' experience)
- Complementary client base where Piper Jaffray has no overlap in 45% of both Weeden & Co.'s revenues and account base

Core Strengths

Leads with client relationships

- Protecting sensitive trade information is a top priority – simply put, clients trade with Weeden & Co. because they trust them
- Central agency book model ensures that all interested parties are treated fairly and crossing opportunities are maximized

Proprietary technology enables traders

- State-of-the-art in-house technology
- Proprietary sell side order management and trading system
- Customized program trading software solutions
- Sophisticated, customized algorithmic trading

[1] Greenwich Associates is the premier strategic consulting and research source for providers and users of financial services worldwide. Greenwich Associates analyzes the largest sell-side portfolio trading desks based on a one-on-one question and answer survey with the top buy-side program trading desks. This is a 100% unbiased independent survey that covers a multitude of industry trends and categories.

PIPER JAFFRAY INVESTOR RELATIONS | 4

Transaction Highlights PIPER JAFFRAY INVESTOR RELATIONS|5 Transaction • Piper Jaffray Companies (“PJC”) to acquire 100% of Weeden & Co., L.P. (“Weeden & Co.”), an execution broker-dealer for institutional clients • Prior to closing, Weeden & Co. will distribute 100% of excess capital to its shareholders Purchase Consideration • Total of $42MM, which includes $24.5MM of upfront cash consideration and $17.5MM in restricted cash and retention stock consideration • Earn-out opportunity up to $31.5MM in-place based on PJC’s combined non-deal equity sales and trading revenue • Transaction structure with earn-out component aligns interests, incentivizes employees, manages retention and limits downside exposure Retention • Substantial retentive incentives in-place through restricted consideration and earn-out potential • Continuing employees need to be employed to realize these incentives • Key employees have signed employment agreements Management of Equities Franchise • Lance Lonergan, CEO of Weeden & Co., will join PJC equities leadership as Head of Global Equity Execution for the combined platform • Bill Foster, Weeden & Co.’s President, will be the Head of Global Sales Trading for the combined platform • Josh DiMarzo will be the Head of Sector Trading for the combined platform Timing • Subject to customary closing conditions and regulatory approvals • Expected to close in the second quarter of 2019

Financial Highlights fully integrated PIPER JAFFRAY INVESTOR RELATIONS|6 Revenue • Weeden & Co. FY2018 gross revenues of $104MM and net revenues of $75MM, up 6% YOY Expenses • Non-GAAP compensation ratio for PJC is expected to be unchanged in 2019 as a result of this transaction • Non-compensation expenses expected to increase by $6.0mm per quarter post-close in 2019 EPS Accretion and Valuation • Expected to be neutral to non-GAAP EPS in 2019 • Based on our conservative revenue estimates, the transaction is expected to be accretive to non-GAAP EPS in 2020, resulting in an incremental $0.20 to $0.30 to PJC’s adjusted earnings per share • Accretion will be higher if combined platform revenues achieve earn-out revenue targets • Deal priced at a return that is meaningfully above the firm’s cost of capital and accretive to firm ROE • Weeden & Co.’s capital-light agency model requires minimal operating capital Cost Synergies • This combination adds meaningful scale to the equities platform and improves margins in the business by leveraging fixed costs • Expect a 100 basis point improvement to PJC’s compensation ratio in 2020 as the business is • Non-compensation cost synergies of $8.5MM assumed to be substantially realized in the second year after acquisition

Strategic Rationale Combination builds a market-leading equities business Strong cultural overlap Significantly enhances high-touch trading platform Complementary execution product suite • Addition of algo trading, program trading, commission management and derivatives trading capabilities Complementary client base where Piper Jaffray has no overlap in 45% of both Weeden & Co.’s revenues and account base Enhances Piper Jaffray capital markets bookrun platform • • • A capable and robust trading desk is critical to bookrun and stabilize offerings Broader footprint enables us to grow bought deal and ATM offerings Buy-side trading desks are increasingly becoming decision-makers for syndicate orders Access to new account distribution that is searching for capital markets exposure, including quantitative, index and ETF funds Expanded market intelligence driven by increased trade flow • • Opportunity to cross-sell product capabilities across clients and grow revenues Improved operating margins driven by increase in scale and cost synergies • Combined business provides durability across market cycles, allowing growth opportunities in a rapidly changing industry Opportunity to centralize trading, deepen the liquidity pool and capture market share PIPER JAFFRAY INVESTOR RELATIONS|7

Complementary Clients and Products Create a Scalable Platform Combines Weeden’s highly ranked agency execution platform with Piper Jaffray’s strong research sales platform PRODUCTS PIPER JAFFRAY INVESTOR RELATIONS |8 High Touch (Cash) Trading Algo (No-Touch) Trading  Commission Management  Program Trading  Derivatives Trading  International Trading (24-Hour)  Event-Driven Equity Research  Research Sales IB - Capital Markets IB - Advisory Fixed Income Asset Management      CLIENTS •Complementary account revenue trends in an unbundling world •30% incremental account coverage, approximately 350 new accounts •Significant increase in passive and quantitative accounts •One of the largest distribution footprints of any mid-tier broker 1,600 COMBINED ACCOUNTS

Market Leadership in Equity Trading Weeden & Co. has ranked #1 in multiple categories for 15 consecutive years, according to the Greenwich Associates portfolio trading survey Capability of Sales Professionals Advising on Implementation Strategy Minimizing Market Impact Efficient Trade Settlement Overall Portfolio Trading Quality Greenwich Associates is the premier strategic consulting and research source for providers and users of financial services worldwide. Greenwich Associates analyzes the largest sell-side portfolio trading desks based on a one-on-one question and answer survey with the top buy-side program trading desks. This is a 100% unbiased independent survey that covers a multitude of industry trends and categories. PIPER JAFFRAY INVESTOR RELATIONS|9 These five categories were also cited as the most important criteria for selecting a broker